Commitments and Contigencies	6 Months Ended
Jun. 30, 2016
Commitment and Contigencies [Abstract]
COMMITMENTS AND CONTINGENCIES
NOTE 13: COMMITMENTS AND CONTINGENCIES
On November 18, 2014, Navios Acquisition entered into a backstop agreement with Navios Midstream. In accordance with the terms of the backstop agreement, Navios Acquisition has committed to charter-in the Shinyo Ocean and Shinyo Kannika for a two-year period at the time of their redelivery at the currently contracted rate if the market charter rate is lower than the currently contracted rate. Furthermore, Navios Acquisition has committed to charter-in the following option vessels: a) Nave Celeste for a two-year period at the time of her redelivery at the currently contracted rate if the market charter rate is lower than the currently contracted rate and b) Nave Galactic and Nave Quasar for a four-year period at the net time charter-out rate per day (net of commissions) of $35 if the market charter rate is lower than the charter-out rate of $35. Conversely, if market charter rates are higher during the backstop period, such vessels will be chartered out to third-party charterers at prevailing market rates and Navios Acquisition's backstop commitment will not be triggered. The backstop commitment does not include any profit-sharing.
The Company is involved in various disputes and arbitration proceedings arising in the ordinary course of business. Provisions have been recognized in the financial statements for all such proceedings where the Company believes that a liability may be probable, and for which the amounts are reasonably estimable, based upon facts known at the date of the financial statements were prepared. In the opinion of the management, the ultimate disposition of these matters individually and in aggregate will not materially affect the Company's financial position, results of operations or liquidity.
Legal Proceedings
On April 1, 2016, Navios Holdings was named as a defendant in a putative shareholder derivative lawsuit brought by two alleged shareholders of Navios Acquisition purportedly on behalf of nominal defendant, Navios Acquisition, in the United States District Court for the Southern District of New York, captioned Metropolitan Capital Advisors International Ltd., et al. v. Navios Maritime Holdings, Inc. et al., No. 1:16-cv-02437. The lawsuit challenged the March 9, 2016 loan agreement between Navios Holdings and Navios Acquisition pursuant to which Navios Acquisition agreed to provide a $50,000 credit facility (the “Revolver”) to Navios Holdings.
On April 14, 2016, Navios Holdings and Navios Acquisition announced that the Revolver had been cancelled, and that no borrowings had been made under the Revolver. In June 2016, the parties reached an agreement resolving the plaintiffs' application for attorneys' fees and expenses which was approved by an order of the Court. The litigation was dismissed upon notice of the order being provided to Navios Acquisition's shareholders via the inclusion of the order as an attachment to a Navios Acquisition Form 6-K and the payment of $775 by Navios Acquisition in satisfaction of the plaintiffs' request for attorneys' fees and expenses. A copy of the order was provided as an exhibit to Navios Acquisition's Form 6-K filed with the Securities and Exchange Commission on June 9, 2016.